================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2005





                          BOSTON SCIENTIFIC CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    DELAWARE                        1-11083                      04-2695240
---------------                   -----------                  -------------
(State or other                   (Commission                  (IRS employer
jurisdiction of                   file number)               identification no.)
 incorporation)


          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 650-8000






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_]  Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective April 30, 2005, Boston Scientific Corporation reduced the aggregate amount of commitments under its Credit and Security Agreement dated as of August 16, 2002, as amended, by and among Boston Scientific Corporation, Boston Scientific Funding Corporation, Blue Ridge Asset Funding Corporation, Victory Receivables Corporations, The Bank of Tokyo-Mitsubishi Ltd., New York Branch and Wachovia Bank, National Association from $400,000,000 in aggregate commitments to $100,000,000 in aggregate commitments.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         BOSTON SCIENTIFIC CORPORATION



Date:    May 4, 2005                     By: /s/ Lawrence J. Knopf
                                             ---------------------------------
                                             Lawrence J. Knopf
                                             Vice President and Assistant
                                             General Counsel